UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     December 1, 2009

FNB United Corp.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-13823	56-1456589
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina		27203
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code	(336) 626-8300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FNB United Corp. is a participant in the Capital Purchase Program (“CPP”), which is a part of the Troubled Assets Relief Program (“TARP”) established by the United States Department of Treasury pursuant to the Emergency Economic Stabilization Act of 2008 (“EESA”).  EESA required that FNB United establish and comply with certain executive compensation standards applicable to its senior executive officers.  Each of Michael C. Miller, President and Chief Executive Officer of FNB United and its subsidiary, CommunityONE Bank, National Association; R. Larry Campbell, Executive Vice President and Secretary of FNB United and CommunityONE Bank; R. Mark Hensley, Executive Vice President and Chief Banking Officer of CommunityONE Bank; and Mark A. Severson, Executive Vice President and Treasurer of FNB United and Executive Vice President and Chief Financial Officer of CommunityONE Bank, entered into a letter agreement with FNB United on February 13, 2009, in which he agreed to be subject to the limitations and restrictions on compensation imposed by Section 111(b) of EESA as implemented by the guidance and regulation under EESA that was issued and in effect as of that date.  The form of these letter agreements was filed as Exhibit 10.3 to FNB United’s current report on Form 8-K filed on February 13, 2009.

Since FNB United became a participant in the CPP, the American Recovery and Reinvestment Act of 2009 (“ARRA”) was enacted.  ARRA amended in their entirety the executive compensation provisions of EESA and directed the Secretary of the Treasury to establish executive compensation and corporate governance standards applicable to TARP recipients, including FNB United, and makes these standards applicable to both senior executive officers and certain most highly compensated employees.  On June 15, 2009, the Secretary of the Treasury promulgated an interim final rule, which sets forth these standards.  On December 1, 2009, each of Messrs. Miller, Campbell, Hensley and Severson entered into a letter agreement with FNB United, in the form of Exhibit 10.1 to this current report on Form 8-K, evidencing their intent to comply with the executive compensation standards under EESA, as amended by ARRA, and as set forth in the interim final rule.  The new letter agreements supersede the prior agreements and remain in effect for the period during which FNB United is a TARP recipient.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is included with this current report on Form 8-K:

10.1           Form of Letter Agreement by Senior Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FNB UNITED CORP.

Date: December 1, 2009	By	/s/ R. Larry Campbell
R. Larry Campbell
Executive Vice President
and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Letter Agreement by Senior Executive Officers